Other revenues	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Other revenues	Other revenues
Other revenues comprise the following items:

(In $ millions)	2020	2019	2018
Early termination revenue	—	41.0	204.9
Related party other revenues	1.1	1.8	4.6
Total	1.1	42.8	209.5
Early termination revenue for the year ended December 31, 2019 was $41 million, relating to termination fees recognized for the West Capricorn and West Vencedor.
Early termination revenue for the year ended December 31, 2018 was $204.9 million, relating to the West Leo litigation judgment (refer to Note 22 - ''Commitments and contingencies'' for further information).
Related party other revenues primarily relate to revenue from the sale of inventories and spare parts to Seadrill. Please refer to Note 19 – "Related party transactions" for further detail on related party other revenues.